UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

ADTRAN, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

901 Explorer Boulevard

Huntsville, Alabama 35806-2807

(Address of principal executive offices, including zip code)

(256) 963-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the ADTRAN, Inc. 2006 Employee Stock Incentive Plan (the “Stock Plan”) adopted by the Board of Directors of ADTRAN, Inc. (“ADTRAN”) on January 23, 2006 and approved by the stockholders of ADTRAN at ADTRAN’s Annual Meeting of Stockholders held on May 9, 2006, filed herewith are the Form of Nonqualified Stock Option Agreement and the Form of Incentive Stock Option Agreement (the “Form Option Agreements”) to be used to document nonqualified stock options and incentive stock options granted under the Stock Plan.

The Form Option Agreements provide that the awards become exercisable with respect to 25% of the award on each of the first four anniversaries of the grant date and that the awards become immediately vested upon a participant’s death or Disability (as defined in the Stock Plan), or upon a Change of Control of ADTRAN (as defined in the Stock Plan). In addition the Form Option Agreements provide that the maximum term of each option is ten years following the date of grant. Notwithstanding the ten year term, all unexercisable options expire and terminate upon the participant’s termination of employment or service to ADTRAN. If the participant terminates employment for Cause (as defined in the Stock Plan) any then unexercised portion of the exercisable option shall immediately terminate. If the participant terminates employment due to death, Disability or Retirement (as defined in the Stock Plan), the option remains exercisable for one year following termination. Following a Change in Control, if the participant terminates for any reason other than death, Disability, Cause or a voluntary quit, the term of the option shall be extended until the earlier of the maximum term of the option or the end of the three-month period after the date of termination. If the participant terminates for any reason other than specified above, the option remains exercisable for 90 days following termination. Upon the expiration of the applicable post-termination exercise period under the Stock Plan, any unexercised portion of this option shall expire and terminate. All post-termination exercise periods are subject to the maximum term of the option.

Copies of the Form of Nonqualified Stock Option Agreement and the Form of Incentive Stock Option Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form of Nonqualified Stock Option Agreement.

10.2	Form of Incentive Stock Option Agreement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 8, 2006.

ADTRAN, Inc.

By:	/s/ James E. Matthews
James E. Matthews
Senior Vice President – Finance
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
10.1	Form of Nonqualified Stock Option Agreement.

10.2	Form of Incentive Stock Option Agreement.